UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 20, 2005
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01      Other Events

Item 9.01      Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

TABLE OF CONTENTS

Item 8.01	Other Events

On January 21, 2005, Hewlett-Packard Company (“HP”) issued a press release entitled “HP and Intergraph Settle Patent Litigation” (the “Press Release”) relating to a settlement of disputes among HP and Intergraph Corporation (“Intergraph”) and Intergraph Hardware Technologies Company. The Press Release, which is filed herewith as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of press release issued by Hewlett-Packard Company, dated January 21, 2005, entitled “HP and Intergraph Settle Patent Litigation” (filed herewith).

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: January 26, 2005	By:	/s/ CHARLES N. CHARNAS

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Hewlett-Packard Company, dated January 21, 2005, entitled “HP and Intergraph Settle Patent Litigation” (filed herewith).